Exhibit 10.5

PORCH.COM, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Porch.com, Inc. 2012 Equity Incentive Plan, as amended (the “Plan”), shall have the same defined meanings in this Restricted Stock Award Agreement (this “Agreement”).

I.	NOTICE OF GRANT

Name:

Address:

The undersigned Participant has been granted an award (the “Award”) of shares of common stock, par value $0.01 per share (“Common Stock”), of Porch.com, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Shares Granted:

Vesting Schedule:

II.	AGREEMENT

1.Grant of Award. The Administrator of the Company hereby grants to Participant named in the Notice of Grant in Part I of this Agreement (“Participant”), an award of shares of Common Stock (the “Award”) as set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which are incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Award shall be null and void unless Participant (a) accepts this Agreement by executing it in the space provided below and returns such original execution copy to the Company and (b) if requested by the Company, executes and returns one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the Shares subject to the Award if any Shares are forfeited or if required under applicable laws or regulations. As soon as practicable after Participant has executed such documents and returned them to the Company, the Company shall cause to be issued in Participant’s name a certificate or certificates representing the total number of Shares subject to the Award. Participant acknowledges that Participant has received, read and understood the Agreement and the Plan and agrees to abide by and be bound by their terms and conditions.

2.Vesting of Award. This Award shall become vested in accordance with the Vesting Schedule set out in the Notice of Grant in Part I of this Agreement and with the applicable provisions of the Plan and this Agreement. Participant hereby (a) appoints the Company as the attorney-in-fact of Participant to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any Shares that are unvested and forfeited hereunder, and (b) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

3.Investment Representations. Participant hereby represents and covenants that (a) any Shares acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such Shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Participant shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any Shares hereunder or (y) is true and correct as of the date of any sale of any such Share, as applicable. As a further condition precedent to the delivery to Participant of any Shares subject to the Award, Participant shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Company’s Board of Directors shall in its sole discretion deem necessary or advisable.

4.Rights as a Shareholder. Except as otherwise provided in this Agreement, including Section 10, or any other agreement to which Participant is a party, Participant shall have all rights as a holder of shares of Common Stock.

5.Custody and Delivery of Certificates Representing Shares. The Company shall hold the certificate or certificates representing the Shares subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 2, and the Company shall as soon thereafter as practicable, subject to Section 11, deliver the certificate or certificates for the vested shares to Participant and destroy the stock power or powers relating to the vested shares. If such stock power or powers also relate to unvested shares, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 5, the execution and delivery to the Company of one or more stock powers relating to such unvested shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 11.

6.	Restrictive Legends and Stop-Transfer Orders.

(a)Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by Participant or by applicable law (including state or federal securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THEREOF OR UNLESS THE TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE CONDITIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH FORFEITURE CONDITIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)Stop-Transfer Notices. Participant agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop- transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Award or shares acquired pursuant to the Award shall be bound by this Section 4.

8.Restrictions on Issuance. The Shares subject to this Award may not be issued until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares would constitute a violation of any Applicable Law.

9.Non-Transferability of Award.

(a)This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of the Award under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer the Shares subject to this Award, prior to vesting, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Shares subject to this Award, prior to vesting, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

10.Dividends and Distributions During Vesting Period. Participant will have no rights to dividends or dividend equivalents with respect to any of the Shares subject to the Award until, and then only to the extent that, such Shares become vested in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Agreement; provided, however, that any dividends or distributions,  including regular cash dividends, paid in respect of any Shares during the period that such Shares remain subject to vesting conditions shall become vested and delivered to Participant only if and when the Shares giving rise to such dividends or distributions become vested in accordance with the Vesting Schedule set out in the Notice of Grant, with such amounts paid within thirty (30) days following the applicable vesting event.

11.Tax Obligations.

(a)Participant acknowledges that the Company has not advised Participant regarding Participant’s income tax liability in connection with the grant, receipt or vesting of the Shares. Participant has reviewed with Participant’s own tax advisors the Federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) will be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b)Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Award (the “Required Tax Payments”). If Participant shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to Participant.

(c)Participant may elect to satisfy Participant’s obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Company; (ii) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered to Participant having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments or (iv) any combination of (i), (ii) and (iii). Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by Participant. No certificate representing a share of Common Stock shall be delivered until the Required Tax Payments have been satisfied in full.

12.Section 83(b) Election. By accepting this Agreement, Participant acknowledges Participant’s understanding that Participant may file with the Internal Revenue Service an election pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Section 83(b) Election”), no later than 30 days after the Date of Grant, to include in Participant’s gross income the fair market value of the unvested Shares subject to the Award as of the Date of Grant. Before filing a Section 83(b) Election with the Internal Revenue Service, Participant shall (i) notify the Company of such election by delivering to the Company a copy of the fully-executed Section 83(b) Election Form, and (ii) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority with respect to such unvested shares, or otherwise make arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

13.Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Participant, acquire any rights hereunder in accordance with this Agreement or the Plan.

14.Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Board. If any adjustment would result in a fractional security being subject to the Award, the Company shall pay Participant in connection with the vesting, if any, of such fractional security, an amount in cash determined by multiplying (i) such fraction (rounded to the nearest hundredth) by (ii) the fair market value of such security on the vesting date as determined by Participant. The decision of the Board regarding any such adjustment and the fair market value of any fractional security shall be final, binding and conclusive.

15.Entire Agreement; Governing Law; Jurisdiction. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware. Participant hereby submits to the exclusive jurisdiction of the U.S. federal and state courts in the State of Delaware for any action arising out of, or based upon, this Agreement or the transactions contemplated hereby.

16.No Guarantee of Continued Service. SUBJECT TO THE VESTING SCHEDULE SET OUT IN THE NOTICE OF GRANT IN PART I OF THIS AGREEMENT, PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF

CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Award. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	PORCH.COM, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

Personal Email Address